UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2025

RHYTHM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38223	46-2159271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

222 Berkeley Street

12th Floor

Boston, MA 02116

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (857) 264-4280

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RYTM	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On December 11, 2025, Rhythm Pharmaceuticals, Inc. (“Rhythm”) issued a press release and published a presentation announcing preliminary results from its exploratory Phase 2 trial of setmelanotide in patients with Prader-Willi syndrome (PWS), which are summarized under Item 8.01 below. The presentation is available in the “Events and Presentations” portion of the Company’s website at ir.rhythmtx.com. A copy of the press release and presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01. Other Events.

On December 11, 2025, Rhythm announced preliminary results from its exploratory Phase 2 trial of setmelanotide in patients with Prader-Willi syndrome (PWS), which are summarized below.

Rhythm enrolled 18 patients with PWS aged 6-65 years old with a BMI ≥30 kg/m2 for patients ≥18 years of age or BMI ≥95th percentile for age and sex for patients younger than 18. The 52-week trial remains ongoing.

Setmelanotide therapy demonstrated potential therapeutic benefit with BMI and hyperphagia reductions in patients with PWS at Month 3 (n=8) and Month 6 (n=5); Highlights from preliminary results, as of a cut-off date of Nov. 14, include:

•	Six (6) of 8 patients who reached Month 3 of setmelanotide therapy achieved BMI reductions from baseline;
•	Three (3) of 5 patients who reached Month 6 of setmelanotide therapy achieved reductions in BMI, with two seeing deeper reductions versus Month 3 and one unchanged;
•

Six (6) of 7 evaluable patients who reached Month 3 of setmelanotide therapy achieved meaningful reduction in Hyperphagia Questionnaire for Clinical Trials (HQ-CT) scores; one patient’s baseline and Month 3 HQ-CT score was 0, therefore not evaluable;

•	Seventeen (17) of the 18 patients enrolled remain on active setmelanotide therapy; and
•	Safety and tolerability results have been consistent with setmelanotide’s well-established clinical profile.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following Exhibits 99.1 and 99.2 shall be deemed to be furnished and not filed.

Exhibit
No.	Description
99.1	Press release dated December 11, 2025
99.2	Presentation dated December 11, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHYTHM PHARMACEUTICALS, INC.

Date: December 11, 2025	By:	/s/ Hunter Smith
Hunter Smith
Chief Financial Officer